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Case Nos. OG-G-862 and 863

                               SECURITY AGREEMENT

        This is a Security Agreement between Zapata Protein (USA), Inc., ("Debtor") and the United States of America ("Secured Party").

                                    RECITALS

        Debtor and certain other persons have entered into a Title XI Financial Agreement with Secured Party dated this date (the "Financial Agreement"). Words which are capitalized herein and in the attached Exhibit A which are defined in the Financial Agreement shall have the same meanings as given in the Financial Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants contained in the Financial Agreement, the parties do hereby agree as follows:

        1. Grant of a Security Interest. In order to secure the payment of the Promissory Note, Debtor does hereby grant Secured Party a security interest in the collateral described on Exhibit A hereto ("Collateral").

        2. Indebtedness Secured. This Security Agreement shall secure the payment of all amounts owing under the Promissory Note and all other amounts owed by the Debtor to the Secured Party.

        3. Events of Default. All of the events of default enumerated in the Financial Agreement shall constitute events of default under this Security Agreement, and the effect of the occurrence of any event of default shall have the same effect specified in the Financial Agreement. Secured Party shall have all the rights and remedies available to Secured Party under the Virginia Business and Commerce Code and such other rights and remedies as are available under applicable law, subject to the provisions of the Financial Agreement. Immediately upon the occurrence of an event of default, but before any judicial action regarding such default, Secured Party may enter upon any premises where the Collateral may be located and marshal, secure, protect, and do all things necessary to preserve the Collateral.

        4. Financial Agreement Governs. In the event of a conflict between the Financial Agreement and this Security Agreement, the Financial Agreement shall control. Specifically, and without limiting the foregoing, the terms of the security interest granted hereunder are subject to the provisions of Article II,
Section 4 of the Financial Agreement.

        DATED: September 27, 1994

                              Zapata Protein (USA), Inc.

                          By:
                              -------------------------------------------------
                              Vice President and Controller

                              UNITED STATES OF AMERICA

                          By:
                              -------------------------------------------------
                              Name:     Thomas S. Allen
                              Title:    Chief, Financial Services Branch
                                        Southeast Region
                                        NOAA, National Marine Fisheries Service



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